UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2005


                             UNIONBANCAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                 001-15081                94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification
                                                   No.)


                              400 California Street
                          SAN FRANCISCO, CA 94104-1302
               (Address of principal executive offices) (Zip Code)

                               TEL. (415) 765-2969
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In response to this Item 1.01, Exhibit 10.1 is hereby incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

-------------- -----------------------------------------------------------------
 Exhibit No.   Description
-------------- -----------------------------------------------------------------
    10.1       Written Description of Compensation Arrangement for UnionBanCal
               Corporation Non-Employee Directors

-------------- -----------------------------------------------------------------

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 29, 2005


                             UNIONBANCAL CORPORATION


                             By:  /s/ JOHN H. MCGUCKIN, JR.
                             ---------------------------------
                             John H. McGuckin, Jr.
                             EVP, GENERAL COUNSEL & SECRETARY
                             (DULY AUTHORIZED OFFICER)

                                  EXHIBIT INDEX

-------------- -----------------------------------------------------------------
 Exhibit No.   Description
-------------- -----------------------------------------------------------------
    10.1       Written Description of Compensation Arrangement for UnionBanCal
               Corporation Non-Employee Directors

-------------- -----------------------------------------------------------------